Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Wayside Technology Group, Inc. (the “Company”) on Form 10-Q for the period ended September 30, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Thomas J. Flaherty, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)                                 The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                 The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Thomas J. Flaherty
Thomas J. Flaherty
Vice President and Chief Financial Officer (Principal Financial Officer)
October 30, 2013

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by Company and furnished to the Securities and Exchange Commission or its staff upon request.